                                                                    EXHIBIT 99.1



                             ALLIANCE IMAGING, INC.

                          RETAINED SHARE ELECTION FORM



  TO ACCOMPANY ALL CERTIFICATE(S) FOR SHARES OF COMMON STOCK OF ALLIANCE IMAGING, INC. IN THE EVENT A HOLDER ELECTS TO RETAIN ALL OR A PORTION OF ITS SHARES IN CONNECTION WITH THE MERGER OF NEWPORT ACQUISITION CORP., A CORPORATION TO BE FORMED BY NEWPORT INVESTMENT LLC, A LIMITED LIABILITY COMPANY FORMED AND WHOLLY OWNED BY CERTAIN AFFILIATES OF APOLLO MANAGEMENT, L.P., WITH AND INTO ALLIANCE IMAGING, INC.

  This Election Form is to accompany all of a holder's certificates for shares of common stock, par value $.01 per share ("Alliance Common Stock"), of Alliance Imaging, Inc. ("Alliance") if this Election Form is submitted pursuant to an election (a "Retained Share Election") to retain shares of Alliance Common Stock ("Retained Share Election Shares") in connection with the proposed merger (the "Recapitalization") of Newport Acquisition Corp., a corporation to be formed and wholly owned by Newport Investment LLC (the "Investor"), a limited liability company formed and wholly owned by certain affiliates of Apollo Management, L.P., with and into Alliance.

  HOLDERS OF SHARES OF ALLIANCE COMMON STOCK WHO DO NOT WISH TO MAKE A RETAINED SHARE ELECTION (A "NON-ELECTING HOLDER") DO NOT NEED TO SUBMIT THIS ELECTION FORM OR ANY CERTIFICATES AT THIS TIME. SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS, EACH SHARE OF ALLIANCE COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER AUTOMATICALLY WILL BE CONVERTED INTO THE RIGHT TO RECEIVE AN AMOUNT EQUAL TO $11.00 IN CASH FROM ALLIANCE FOLLOWING THE RECAPITALIZATION.

          TO:  AMERICAN STOCK TRANSFER & TRUST COMPANY, EXCHANGE AGENT

       Confirm Receipt of Guaranteed Delivery by Telephone:(718) 921-8200

       By Mail:                 By Overnight Courier:              By Hand:
 Reorganization Department    Reorganization Department   Reorganization Department
 40 Wall Street, 46th Floor   40 Wall Street, 46th Floor  40 Wall Street, 46th Floor
    New York, NY  10005          New York, NY  10005         New York, NY  10005
------------------------------------------------------------------------------------


DELIVERY OF THIS ELECTION FORM TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  If you are electing to retain all or a portion of your shares, you must properly fill in the information requested in this box and return all your certificates with this Election Form, even if you are electing to retain only a portion of your shares. See Instruction 4.

--------------------------------------------------------------------------------
                                                                           BOX I
                      DESCRIPTION OF SHARES TO BE RETAINED
--------------------------------------------------------------------------------
Name(s) and Address(es) of                   Shares Surrendered
 Registered Holder(s)           (Attach Additional Signed List if Necessary)
(Please Fill in, if Blank,
 Exactly as Name(s)
 Appear(s) on
 Certificate(s)) (1)
--------------------------------------------------------------------------------

                                                 Total Number of
                                               Shares Represented
                                  Share         By Certificate(s)    Number of
                               Certificate                           Shares To
                              Number(s) (2)                         Be Retained
                                                                        (3)
                           -----------------------------------------------------

                           -----------------------------------------------------


                           -----------------------------------------------------


                           -----------------------------------------------------

                               Total Common
                                  Shares
--------------------------------------------------------------------------------
(1)  Only certificates registered in a single form may be deposited with this
 Election Form. If certificates are registered in different forms (e.g., John R.
 Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Election Forms as there are different registrations of certificates.
(2)  In the event of proration, a holder may be required to receive some cash and thus may choose to indicate  in the space following this sentence the number(s) of the certificate(s) deemed to represent any shares of  Alliace
 Common Stock converted into cash.   HOLDERS ARE NOT REQUIRED TO SO IDENTIFY
 CERTIFICATE NUMBERS IN THIS SPACE. IN THE EVENT OF PRORATION,  SHARES WILL BE
 CONVERTED TO CASH FROM STOCK CERTIFICATES IN THE ORDER IN WHICH THEY HAVE BEEN
 LISTED.  THERE CAN BE NO ASSURANCE THAT ANY IDENTIFICATION OF SHARE
 CERTIFICATE(S) WILL BE RECOGNIZED BY ANY  GOVERNMENTAL AGENCY OR THIRD PARTY.
 IN ADDITION, NO SUCH CERTIFICATE IDENTIFICATION WILL OPERATE TO ALTER  THE
 APPLICATION OF THE PRORATION PROCEDURES IN THE RECAPITALZATION.
(3) UNLESS OTHERWISE INDICATED IN THIS BOX, IT WILL BE ASSUMED THAT ALL SHARES
 SUBMITTED ARE TO BE TREATED AS HAVING MADE AN ELECTION TO RETAIN SUCH SHARES.
 Remaining shares represented by such certificates will be convertedinto cash, subject to proration.
--------------------------------------------------------------------------------

Ladies and Gentlemen:

  In connection with the merger (the "Recapitalization") of Newport Acquisition Corp., a corporation to be formed and wholly owned by Newport Investment LLC (the "Investor"), a limited liability company formed and wholly owned by certain affiliates of Apollo Management, L.P., with and into Alliance Imaging, Inc. ("Alliance"), the undersigned hereby submits the certificate(s) for shares of common stock, par value $.01 per share, of Alliance ("Alliance Common Stock") listed above (which represent all the shares of Alliance Common Stock owned by such holder) and elects, subject as set forth below, to retain all or a portion of the shares of Alliance Common Stock represented by such certificates as set forth above following the Recapitalization ("Elected Retained Shares")

  It is understood that the following election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus dated October __, 1997, relating to the Recapitalization (including all documents incorporated therein, and as it may be amended or supplemented from time to time, the "Proxy Statement/Prospectus"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of July 23, 1997, as amended as of August 13, 1997 (as the same may be amended from time to time, the "Recapitalization Merger Agreement"), a conformed copy of which appears as Annex I to the Proxy Statement, and (iii) the accompanying Instructions.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates representing shares of Alliance Common Stock to Alliance and to receive on behalf of the undersigned, in exchange for the shares of Alliance Common Stock represented thereby, any certificate for Retained Share Election Shares or any check for cash issuable in the Recapitalization pursuant to the Recapitalization Merger Agreement. If certificates of Alliance Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such certificates representing shares of Alliance Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

  Unless otherwise indicated under Special Payment Instructions below, please issue any certificate for Retained Share Election Shares and/or any check issuable in exchange for the shares of Alliance Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such shares of Alliance Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate representing shares of Alliance Common Stock and/or any check for cash issuable in exchange for the shares of Alliance Common Stock represented by the certificates submitted hereby to the registered holder(s) of the shares of Alliance Common Stock at the address or addresses shown above.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


           BOX II                                                      BOX III
      SPECIAL PAYMENT                           SPECIAL DELIVERY
       INSTRUCTIONS                               INSTRUCTIONS
(SEE INSTRUCTIONS D(6) AND D(7))             (SEE INSTRUCTION D(8))


To be completed ONLY if the         To be completed ONLY if the certificates
 certificates for Elected             for Elected Retained Shares are to be
 Retained Shares are to be          registered in  the name of, or the checks
 registered in the name of, or      are to be made payable to the registered
 the checks are to be made           holder(s) of shares of Alliance  Common
 payable to someone other than      Stock, but are to be sent to someone oter
 the registered holder(s) of         than the registered holder(s) or to an
 shares of Alliance Common Stock.     address other than the address of the
                                      registered holder(s) set forth above.




NAME                                NAME
      _______________________             _______________________
          (Please Print)                      (Please Print)

ADDRESS______________________       ADDRESS______________________


________________________________    ________________________________
(Zip Code)                                                (Zip Code)


________________________________
(Taxpayer Identification No.)

--------------------------------------------------------------------------------
                                                                          BOX IV

                   SIGN HERE AND HAVE SIGNATURES GUARANTEED
       (SEE INSTRUCTIOINS D(1) AND D(7) CONCERNING SIGNATURE GUARANTEE)


                                Name(s):
-----------------------------            -----------------------------
                                                 (Print Name)

                                Name(s):
-----------------------------            -----------------------------
                                                 (Print Name)

                                Name(s):
-----------------------------            -----------------------------
                                                 (Print Name)


Must be signed by registered holder(s) as name(s) appear(s) on the share certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee(s), executor(s) administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of a corporation or others acting in a fiduciary or representative capacity, set forth full title in such capacity and see Instruction D(3).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                            (See instructions D(7))

AUTHORIZED SIGNATURE
                        ----------------------------------------------
NAME
     ----------------------------------------------
         (Please Print)

NAME OF THE FIRM
                 ----------------------------------------------

ADDRESS
       -------------------------------------------------------

--------------------------------------------------------------
                                                    (Zip Code)


AREA CODE AND TEL NO.
                      ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           BOX V
                          GUARANTEE OF DELIVERY
      (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
--------------------------------------------------------------------------------
  The undersigned is:


   a member of a national securities
    exchange                              _______________________________
                                               (Firm - Please Print)

   a member of the National Association
    of Securities Dealers, Inc. or

                                          _______________________________
   a commercial bank or trust company          (Authorized Signature)
    in the United States; and


 guarantees to deliver to the Exchange
  Agent the certificates for shares of    _______________________________
  Alliance Common Stock to which this
  Election Form relates, duly endorsed
  in blank or otherwise in form
  acceptable for transfer on the books
  of Alliance, no later than 5:00 P.M.    _______________________________
  Pacific Time on the third Nasdaq                   (Address)
  trading day after the date of
  execution of this guarantee of
  delivery.

                                          _______________________________
                                          (Area Code and Telephone Number)


                                          _______________________________
                                                   (Contact Name)

--------------------------------------------------------------------------------





                                                  (DO NOT WRITE IN SPACES BELOW)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       SHARES
SHARES SURRENDERED              SHARES       RETAINED    CERTIFICATE NO.             CONVERTED     CHECK        AMOUNT OF CHECK
                               ACCEPTED       SHARES                       BLOCK     INTO CASH      NO.
                                                                            NO.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


DELIVERY
PREPARED BY: _________________________________    CHECKED BY:                            DATE:
                                                               ______________________           ____________________, 1997

------------------------------------------------------------------------------------------------------------------------------------


                                  INSTRUCTIONS

A. SPECIAL CONDITIONS.

  1. TIME IN WHICH TO ELECT. To be effective, an election pursuant to the terms and conditions set forth herein (a "Retained Share Election") on this Election Form or a facsimile hereof, accompanied by all of the holder's certificates representing shares of Alliance Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 P.M., Pacific Time, on October ___, 1997 (the "Election Date"). Holders of shares of Alliance Common Stock whose stock certificates are not immediately available may also make an effective Retained Share Election by completing this Election Form or a facsimile hereof, having the Guarantee of Delivery box (BOX V) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Alliance, no later than 5:00 P.M., Pacific Time, on the third Nasdaq trading day after the date of execution of such guarantee of delivery). Subject to proration as described in the Proxy Statement/Prospectus, each share of Alliance Common Stock with respect to which the Exchange Agent shall have not received an effective Retained Share Election prior to the Election Date, or with respect to which the Exchange Agent has received an effective election and to which the proration procedures set forth in the Proxy Statement/Prospectus pertain, outstanding at the Effective Time of the Recapitalization will be converted into the right to receive an amount equal to $11.00 in cash from Alliance following the Recapitalization. See Instruction B.

  2. REVOCATION OF ELECTION. Any Retained Share Election may be revoked by the person who submitted this Election Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date. Such notice must specify the person in whose name the shares of Alliance Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If a Retained Share Election is revoked, and the certificate(s) for shares withdrawn, the Alliance Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

  3. TERMINATION OF RIGHT TO ELECT. If for any reason the Recapitalization is not consummated or is abandoned, all Election Forms will be void and of no effect. Certificate(s) for Alliance Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B. ELECTION AND PRORATION PROCEDURES.

  A description of the election and proration procedures is set forth in the Proxy Statement/Prospectus under "THE TRANSACTIONS--Retained Share Election" and "THE TRANSACTIONS--Retained Share Election Procedure." A full statement of the election and proration procedures is contained in the Recapitalization Merger Agreement and all Retained Share Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY RETAINED SHARE ELECTION, A HOLDER OF SHARES OF ALLIANCE COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT/PROSPECTUS UNDER "THE TRANSACTIONS--FEDERAL INCOME TAX CONSEQUENCES." SEE ALSO "RISK FACTORS--RETAINED SHARE ELECTION AND PRORATION INTO CASH-- POSSIBLE DIVIDEND TREATMENT" IN THE PROXY STATEMENT FOR A DISCUSSION OF THE POSSIBILITY THAT THE RECEIPT OF CASH AS A RESULT OF PRORATION BY A HOLDER WHO HAS MADE A RETAINED SHARE ELECTION MAY BE TREATED AS A DIVIDEND AS OPPOSED TO A CAPITAL GAIN.

    AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF ALLIANCE COMMON STOCK MAY RETAIN RETAINED SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF ELECTED RETAINED SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. RECEIPT OF RETAINED SHARES OR CHECKS.

    As soon as practicable after the Recapitalization Effective Time and after the Election Date, the Exchange Agent will mail certificate(s) for Elected Retained Shares and/or cash payments by check to the holders of Alliance Common Stock with respect to each share of Alliance Common Stock which is included in any effective Retained Share Election. Subject to proration as described in the Proxy Statement/Prospectus, holders of Alliance Common Stock who declined to make a Retained Share Election, or failed to make an effective Retained Share Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $11.00 in cash as soon as practicable after the certificate(s) representing such share or shares have been submitted.

   No fractional shares will be issued in connection with the Recapitalization. In lieu thereof, the Exchange Agent, as agent for the holders of shares of Alliance Common Stock who become entitled to a fraction of a Elected Retained Share, shall promptly sell the aggregate of the fractional share interests of such holders and remit the net proceeds thereof (after commissions, costs and expenses incurred in connection with such sale) to such holders according to their respective interests therein.

D. GENERAL.

  1. EXECUTION AND DELIVERY. This Election Form or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with all stock certificates representing the shares of Alliance Common Stock held by such holder or with a duly signed guarantee of delivery of such certificates) to the Exchange Agent at any of the addresses set forth above.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

  2. INADEQUATE SPACE. If there is insufficient space on this Election Form to list all your stock certificates, please attach a separate list.

  3. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Election Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of Alliance Common Stock described on this Election Form have been assigned by the registered holder(s), in which event this Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

  If this Election Form is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

  If this Election Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Election Form.

  4. PARTIAL EXCHANGES. If fewer than all the shares represented by any certificate(s) delivered to the Exchange Agent are to be retained, fill in the number of shares which are elected to be retained in the box entitled "Number of Shares To be Retained." In such case, the Exchange Agent will hold such certificate(s) and, as soon as practicable after the Recapitalization Effective Time, the registered holder will receive a check representing the amount of cash into which the remaining shares represented by such certificate are converted. ALL SHARES REPRESENTED BY CERTIFICATES SUBMITTED HEREUNDER WILL BE DEEMED TO HAVE BEEN ELECTED TO BE RETAINED UNLESS OTHERWISE INDICATED.

  5. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please make note of this fact on the front of this Form opposite your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Elected Retained Shares and/or any checks in accordance with the Recapitalization Merger Agreement.

  6. NEW CERTIFICATES AND CHECKS IN SAME NAME. If any stock certificate(s) representing Elected Retained Shares or any check(s) in respect of Non-Elected Cash Shares are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of Alliance Common Stock submitted with this Election Form, no endorsement of certificate(s) or separate stock power(s) are required.

  7. NEW CERTIFICATES AND CHECKS IN DIFFERENT NAME. If any stock certificate(s) representing Elected Retained Shares or any check(s) in respect of Elected Retained Shares are to be registered in, or payable to the order of, other than exactly the name that appears on the certificate(s) representing shares of Alliance Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings and loan association) or trust company in the United States.

  8. SPECIAL DELIVERY INSTRUCTIONS. If the checks are to be payable to the order of, or the certificates for Elected Retained Shares are to be registered in, the name of the registered holder(s) of shares of Alliance Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX III.

  9. MISCELLANEOUS. A single check and/or a single stock certificate representing Elected Retained Shares will be issued. All questions with respect to this Election Form and the Retained Share Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Retained Share Election and computations as to proration) will be determined by Alliance and Apollo Management, L.P., which determination shall be conclusive and binding.

  10. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of Alliance Common Stock pursuant to the Recapitalization. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Election Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to back withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the substitute Form W-9 is checked, the Exchange Agent shall retain 31% of cash payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to-the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificates for Alliance Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

    For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Alliance Common Stock to be deemed invalidly tendered, but such failure may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Recapitalization. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

   Additional copies of this Election Form may be obtained from American Stock Transfer & Trust Company (whose telephone number is set forth above).

------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND          _______________________________
FORM W-9                                CERTIFY BY SIGNING AND DATING BELOW.                      Social Security Number(s)

                                                                                                             OR
DEPARTMENT OF THE
TREASURY                                                                                       ______________________________
INTERNAL REVENUE SERVICE                                                                       Employer Identification Number


PAYOR'S REQUEST
FOR TAXPAYER
IDENTIFICATION
NUMBER ("TIN")

____________________________
PART 2--TIN Applied for [ ]
--------------------------------------------------------------------------------
CERTIFICATIONS-Under the penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a falure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) any other information provided on this form is true and correct.
--------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding beause of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withhlding, do not cross out such item (2).

--------------------------------------------------------------------------------
SIGNATURE:_____________________DATE: _____________________, 1997
--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify that under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification numbr to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 1% of all reportable payments made to me will be withheld until I provide this number.

Signature                                       Date
          ---------------------------------          -----------------

--------------------------------------------------------------------------------

  Any questions or requests for assistance in filling out or delivery of Election Forms or share certificates or requests for additional copies of the Election Form may be directed to the Exchange Agent by calling TOLL-FREE (800) 684-8842.